UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐     Preliminary Proxy Statement

☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑     Definitive Proxy Statement

☐     Definitive Additional Materials

☐     Soliciting Material Pursuant to §240.14a-12

LIFEWAY FOODS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☑     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐     Fee paid previously with preliminary materials.

☐      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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LIFEWAY FOODS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On June 16, 2017

Dear Fellow Shareholders:

We invite you to attend the 2017 Annual Meeting of Shareholders of Lifeway Foods, Inc., an Illinois corporation (the “Company”), which will be held on June 16, 2017, at 2:00 p.m., local time (the “Annual Meeting”), at the Holiday Inn, 5300 W. Touhy Avenue, Skokie, Illinois 60077. At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect 7 members of the Company’s Board of Directors to serve until the 2018 Annual Meeting of Shareholders (or until successors are elected or directors resign or are removed).

2.	To ratify the appointment of Mayer Hoffman McCann P. C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on April 17, 2017 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON. HOWEVER, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS. IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT. PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Douglas A. Hass
Douglas A. Hass
General Counsel and Assistant Corporate Secretary

Chicago, Illinois

Date: May 1, 2017

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LIFEWAY FOODS, INC.

6431 W. Oakton

Morton Grove, Illinois 60053

_________________________________

PROXY STATEMENT

_________________________________

2017 ANNUAL MEETING OF SHAREHOLDERS

June 16, 2017

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of LIFEWAY FOODS, INC. (the “Company” or “Lifeway”) for use at the 2017 Annual Meeting of Shareholders of the Company to be held on Friday, June 16, 2017, at 2:00 p.m., local time, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the Holiday Inn, 5300 W. Touhy Avenue, Skokie, Illinois 60077. The Company’s telephone number is (847) 967-1010. This Proxy Statement and accompanying proxy materials are first being mailed to shareholders on May 1, 2017.

What Am I Voting On?

You will be entitled to vote on the following proposals at the Annual Meeting:

•	The election of the director nominees named herein to serve on our Board for a term of office expiring at the 2018 Annual Meeting of Shareholders or until their successors are elected and duly qualified (Proposal One);
•	The ratification of the selection of Mayer Hoffman McCann P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal Two).
•	Any other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment thereof.

Who Can Vote?

•	The Board has set April 17, 2017 as the Record Date for the Annual Meeting. You are entitled to notice and to vote if you were a holder of record of Common Stock as of the close of business on April 17, 2017. Your shares may be voted at the Annual Meeting only if you are present in person or your shares are represented by a valid proxy.

YOUR VOTE IS VERY IMPORTANT. PLEASE SUBMIT YOUR PROXY EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

VOTING SECURITIES

Shareholders of record at the close of business on April 17, 2017 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. Directions to the Annual Meeting can be obtained by calling the Company at (847) 967-1010.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. The method of voting by proxy differs for shares held as a record holder and shares held in “street name.” If you hold your shares of common stock as a record holder, you may vote your shares over the Internet or by phone by following the instructions on the proxy card or by completing, dating and signing the proxy card that you receive and promptly returning the proxy card via mail in the envelope provided. If you hold your shares of common stock in street name, which means that your shares are held of record by a broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee that includes instructions on how to vote your shares.

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If you are a stockholder of record, you may vote your shares as follows:

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote through the Internet, go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number from the proxy card. Your Internet vote must be received by 11:59 p.m., Eastern Time on June 15, 2017 to be counted.

•	To vote by phone, call (800) 690-6903 and follow the pre-recorded instructions. You will be asked to provide the company number and control number from the proxy card. Your telephone vote must be received by 11:59 p.m., Eastern Time on June 15, 2017 to be counted.

•	To vote using the proxy card delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

As of the Record Date, 16,154,095 shares of the Company’s Common Stock, no par value (“Common Stock”), were issued and outstanding. The Company has no other class of securities outstanding. A majority of the aggregate voting power of the outstanding shares of Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted “FOR,” “WITHHOLD,” or “AGAINST” are treated as being present for purposes of establishing a quorum and as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions and Broker non-votes (i.e., shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted. Abstentions and Broker Non-Votes, therefore, will have no effect on proposals which require a plurality or majority of Votes Cast for approval, but will have the same effect as a vote “against” proposals requiring any percentage of the outstanding voting securities for approval. Brokers do not have discretionary authority to vote on the election of directors.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

In order for any shareholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2018 Annual Meeting of Shareholders, such shareholder proposal must be received by the Company no later than December 26, 2017. Any such shareholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8(d) of the Exchange Act. All shareholder proposals must be made in writing addressed to the Company’s Secretary, Edward Smolyansky, at 6431 Oakton Street, Morton Grove, Illinois 60053.

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PROXY CARD AND REVOCABILITY OF PROXY

You may vote by completing and mailing the enclosed proxy card. As a shareholder of record, if you sign the proxy card but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the enclosed proxy as follows:

•	FOR the election of the director nominees named herein (Proposal One), unless you are a record holder of your shares and specifically withhold authority to vote for one or more of the director nominees. If you hold your shares through a broker in “street name,” your broker will not be allowed to vote on Proposal One unless you direct your broker as to such vote.
•	FOR ratifying the appointment of Mayer Hoffman McCann P. C. as our independent registered public accounting firm for the fiscal year ending December 31, 2017 (Proposal Two).

In their discretion, the proxy holders named in the enclosed proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment thereof. The Board of Directors knows of no other items of business as of the date of this Proxy Statement that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no shareholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

If you vote by proxy, you may revoke that proxy or change your vote at any time before it is voted at the Annual Meeting. Shareholders of record may revoke a proxy or change their vote prior to the Annual Meeting by delivering to the Company’s Secretary, Mr. Smolyansky, at the Company’s offices at 6431 Oakton Street, Morton Grove, Illinois 60053, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting will not, by itself, revoke a proxy. If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

DISSENTERS’ RIGHT OF APPRAISAL

Under Illinois General Corporation Law and the Company’s Certificate of Incorporation, shareholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

AVAILABILITY OF PROXY MATERIALS AND SOLICITATION OF PROXIES

The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the accompanying annual report and proxy card and any additional information furnished to shareholders.

Original solicitation of proxies by mail may be supplemented by certain of the Company’s directors, executive officers, and regular employees, without additional compensation, in person, or by telephone, e-mail or facsimile. No additional compensation will be paid to directors, executive officers, or regular employees for such services. The Company may reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding the solicitation materials to those beneficial owners.

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple shareholders who share the same last name and address will receive only one copy of the annual proxy materials, unless they notify us that they wish to continue receiving multiple copies. We have undertaken householding to reduce our printing costs and postage fees. If you currently receive multiple copies of the proxy materials at the same address and wish to opt in to householding, or if you currently do not receive multiple copies and wish to opt out of householding, you may notify us in writing or by telephone. The Company will also promptly deliver an additional copy of any such document to any shareholder who requests one. Any such request should be directed to the Secretary at 6431 Oakton Street, Morton Grove, Illinois 60053, (847) 967-1010.

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Attending the Annual Meeting

Admission to the Annual Meeting is limited to shareholders as of the close of business on the Record Date with proof of ownership of the Company’s Common Stock, as well as valid government-issued photo identification, such as a valid driver’s license or passport. If your shares are held in the name of a broker, bank or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of stock, such as a bank or brokerage account statement, to be admitted to the Annual Meeting.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board currently consists of seven (7) directors, six (6) of whom have been nominated for re-election. Shareholders and their proxies are being asked to vote on the seven (7) persons nominated for the Board, as set forth below. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected. At the Annual Meeting, directors will be elected to serve a term of office expiring at the 2018 Annual Meeting of Shareholders or until their successors are elected and duly qualified, subject, however, to their prior death, disability, resignation, retirement, disqualification, or removal from office.

Each director must be elected by a majority of the Votes Cast at the Annual Meeting. If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company. Certain information about the nominees to the Board is set forth below.

LUDMILA SMOLYANSKY, 67, was appointed as a Director by the Board to fill a vacancy created by an increase of the maximum number of Directors up to seven and unanimously elected as the Chairperson of the Board in November 2002. Mrs. Smolyansky has been the operator of several independent delicatessen, gourmet food distributorship businesses and imported food distributorships. Mrs. Smolyansky and Michael Smolyansky founded the Company and Mrs. Smolyansky served as the Company’s General Manager. In 2010, Mrs. Smolyansky retired as an employee of the Company and has continued to serve the Company as its Chairperson of the Board since 2002 and as a consultant since 2011. Mrs. Smolyansky currently holds no other directorships in any other reporting company. Mrs. Smolyansky is the mother of Julie Smolyansky (the President, Chief Executive Officer, and a Director of the Company) and Edward P. Smolyansky (the Chief Operating Officer, Treasurer, and Secretary of the Company). Mrs. Smolyansky brings many years of food industry experience to the Board.

JULIE SMOLYANSKY, 42, was appointed as a Director, and elected President and Chief Executive Officer of the Company by the Board of Directors to fill the vacancies in those positions created by the death of her father, Michael Smolyansky, in June 2002. She is a graduate with a Bachelor’s degree from the University of Illinois at Chicago. Prior to her appointment, Ms. Smolyansky spent six years as the Company’s Director of Sales and Marketing. Ms. Smolyansky also served as the Company’s Chief Financial Officer and Treasurer from 2002 to 2004. She holds no other directorships in any other reporting company. Ms. Smolyansky is the daughter of Ludmila Smolyansky, the Chairperson of the Board, and brother of Edward P. Smolyansky, the COO, Treasurer, and Secretary of the Company. Ms. Smolyansky brings historical and operational expertise and experience to the Board.

EDWARD P. SMOLYANSKY, 37, is a nominee for Director and the Chief Operating Officer, Treasurer, and Secretary of the Company. Mr. Smolyansky was appointed as Chief Financial and Accounting Officer and Treasurer of Lifeway in November 2004 and appointed as the Chief Operating Officer and Secretary in 2012. He resigned his title as Chief Financial Officer on January 1, 2016 and as Chief Accounting Officer on August 8, 2016. He had served as the Controller of the Company from June 2002 until 2004. He received his baccalaureate degree in finance from Loyola University of Chicago in December 2001. He holds no other directorships in any other reporting company. Mr. Smolyansky is the brother of Company President and CEO Julie Smolyansky and the son of Lifeway’s Chairperson of the Board Ludmila Smolyansky.

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POL SIKAR, 69, has been a Director of the Company since its inception in February 1986. He is a graduate with a Master’s degree from the Odessa State Institute of Civil Engineering in Russia. For more than 40 years, he has been President and a major shareholder of Montrose Glass & Mirror Co., a company providing glass and mirror products to the wholesale and retail trade in the greater Chicago area. Mr. Sikar devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mr. Sikar brings a historical perspective to the Board.

RENZO BERNARDI, 79, has been a Director of the Company since 1994. Mr. Bernardi is the president and founder of Renzo & Sons, Inc., a dairy and food service company which has been in business since 1969 (formerly, Renzo-Milk Distribution Systems). He has over 48 years of experience in the dairy distribution industry. Mr. Bernardi is a graduate of Instituto Teonico E Commerciale of Macomer, Sardinia. Mr. Bernardi devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mr. Bernardi brings deep industry experience to the Board.

PAUL LEE, 42, was elected as a Director of the Company to fill a vacancy on the Board of Directors in July 2012. Mr. Lee is currently CEO and Co-founder of Builders VC, which he founded in 2015 as Roniin LLC. From 2010 to 2015, Mr. Lee was a General Partner at Lightbank LLC and was a founding member and Senior Vice President at the Peacock Equity Fund. Mr. Lee brings financial and strategic experience to the Company’s Board of Directors. He holds a MBA degree in finance from UCLA. Mr. Lee devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

JASON SCHER, 42, was elected as a Director of the Company to fill a vacancy on the Board of Directors in July 2012. From 2004 until 2016, Mr. Scher was the Chief Operating Officer of Vosges Haut-Chocolat, currently a leading manufacturer and seller of super premium chocolate confections in the US. He is currently a full time advisor at Vosges Haut-Chocolate. Additionally, he is currently a Managing Member of South Shore Developers Group, a real estate development company focused on affordable housing in the Chicago Area. From 2000 to 2004, Mr. Scher served as a principal in RP3 Development, a New York based construction management and development company that performed work nationwide. Mr. Scher started his career with XandO coffee bar/COSI Sandwich Bar in their real estate and construction group. His strong leadership has been instrumental in the growth and development of the businesses that he worked in over the years. Mr. Scher devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company. Mr. Scher brings manufacturing, financial and strategic experience to the company’s board of directors.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors of the Company re-appointed Mayer Hoffman McCann P. C. (“MHM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. MHM has been our independent registered public accounting firm for periods ended after December 31, 2014. The Audit Committee of the Board of Directors of the Company first engaged MHM on September 12, 2015. A representative of MHM is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if desired, and respond to appropriate questions.

The Audit Committee of the Board of Directors of the Company re-appointed Mayer Hoffman McCann P. C. (“MHM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and has further directed that management submit this selection for ratification by the stockholders at the Annual Meeting. The Audit Committee of the Board of Directors of the Company first engaged MHM on September 12, 2015. The approval of the ratification of the appointment of MHM as our independent auditors for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the Votes Cast.

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THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MHM AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

The shareholders of the Company elect the Board of Directors, whose primary responsibility is to foster the long-term health, growth, success, and financial condition of the Company, consistent with its fiduciary duty to our shareholders. The Board serves as the ultimate decision-making body of the Company, except for those matters reserved to or shared with the shareholders. The Board establishes broad corporate policies and selects and oversees the members of senior management, who are charged by the Board with conducting the business of the Company.

Director Independence

At least annually and in connection with any individuals being nominated to serve on the Board, the Board reviews the independence of each director or nominee and affirmatively determines whether each director or nominee qualifies as independent. The Board believes that shareholder interests are best served by having a number of objective, independent representatives on the Board. A majority of the current Board, consisting of Mr. Bernardi, Mr. Lee, Mr. Scher, and Mr. Sikar, are “independent directors” as defined in the listing standards of Nasdaq and none of them have relationships to the Company that are material to that director’s ability to be independent from management in connection with the duties of a board member.

While the Board currently does not have a lead independent director, Mr. Lee, as chairperson of the Audit Committee, presides over meetings of independent directors. Each of the Audit, Compensation, and Nominating Committees is composed solely of independent directors. In addition, the Board and each of these committees have complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. The Board also holds regularly scheduled executive sessions of only independent directors to promote discussion among the independent directors and assure independent oversight of management.

Board

The Board of Directors believes that shareholders are best served if the Board retains flexibility to decide what leadership structure works best for the Company under its current facts and in its current circumstances. Since 2002, the positions of Chairperson of the Board of the Company and Chief Executive of the Company have been held by different individuals. Currently, Ludmila Smolyansky serves as Chairperson of the Board of the Company and Julie Smolyansky as Chief Executive Officer of the Company. We believe that our leadership structure, with a separate Chief Executive Officer and Chairman of the Board, is the optimal structure for the Company at this time. The Chief Executive Officer and the Chairman of the Board have an excellent working relationship and offer the Company a complementary array of skills, knowledge and abilities.

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Board Role in Risk Oversight

The Board of Directors recognizes that although management is responsible for identifying and managing day-to-day risk, the Board and each of its directors play a critical role in the oversight of risk. The Board implements its risk oversight responsibilities by having management provide periodic briefing and informational sessions on the significant risks that the Company faces and how the Company is seeking to control risk if and when appropriate. In some cases, a Board committee is responsible for oversight of specific risk topics. For example, the Audit Committee has oversight responsibility of risks associated with financial accounting and audits, internal control over financial reporting, and major financial risk exposures. The Compensation Committee has oversight responsibility of risks relating to the Company’s compensation policies and practices. At each regular meeting, or more frequently as needed, the Board considers reports from its committees that provide detail on risk management issues and management’s response. Beyond formal meetings, the Board and its committees have regular access to senior executives. The Company believes that its leadership structure promotes effective Board oversight of risk management because management provides the Board, directly and through its various committees, the information necessary to appropriately monitor, evaluate, and assess the Company’s overall risk management.

Board Meetings and Attendance

The Board typically meets at least quarterly and holds special meetings when necessary. During the 2017 fiscal year, the Board intends to hold at least six regularly scheduled Board meetings and the independent directors serving on the Board intend to meet in executive session (i.e., without the presence of any non-independent directors or management) immediately following at least two regularly scheduled Board meetings. During the fiscal year ended December 31, 2016 (the “Last Fiscal Year”), the Board held five (5) meetings. All directors standing for re-election attended at least 75% of the total number of meetings of the Board and of the committees of the Board on which they served in the Last Fiscal Year.

The Company does not currently have a policy in place regarding attendance by Board members at the Company’s annual meetings. However, each of the directors standing for re-election attended the 2016 Annual Meeting of Shareholders and currently intends to attend this Annual Meeting.

Communication with the Board

The Company’s annual meeting of shareholders provides an opportunity each year for shareholders to ask questions of, or otherwise communicate directly with, members of the Board on appropriate matters. Shareholders who wish to contact the Board, any committee of the Board, or any individual director or group of directors may do so by sending such written communications to the Company’s Secretary, Edward Smolyansky, at 6431 Oakton Street, Morton Grove, Illinois 60053. Copies of written communications received at that address will be collected and organized by the Secretary and provided to the Board or the relevant director unless the communications are considered, in the reasonable judgment of the Secretary, to be inappropriate for submission to the intended recipient(s). Examples of shareholder communications that would be considered inappropriate for submission to the Board include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business, or communications that relate to improper or irrelevant topics. The Secretary or his or her designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company employees or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning possible director nominees submitted by any of our shareholders will be forwarded to the members of the Nominating Committee.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All committee members of the Audit Committee, the Compensation Committee, and the Nominating Committee are independent directors, as defined in the applicable rules for companies traded on Nasdaq. The Board of Directors has adopted a written charter for each of the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board and each Committee most recently reviewed these charters in August 2016, and do so at least annually. A current copy of each charter is available on our website at www.lifewaykefir.com under Investor Relations.

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Audit Committee

The Audit Committee consisted of Messrs. Sikar, Lee and Scher in the Last Fiscal Year. Mr. Lee is the Chairperson of the Audit Committee. The Audit Committee held nine (9) meetings in the Last Fiscal Year. The Audit Committee oversees the adequacy and effectiveness of the Company’s internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters.  The Audit Committee is also responsible for the selection, appointment, compensation and oversight of the auditors.  The Audit Committee reviews the financial reporting and accounting principles and standards and the audited financial statements to be included in the annual report. They also review the quarterly financial results and related disclosures. Additionally, the Audit Committee is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations between the Company and its officers, directors, employees and principal shareholders. The Board has determined that each member of the Audit Committee (1) is “independent” as defined by applicable SEC rules and the listing standards of Nasdaq, (2) has not participated in the preparation of our financial statements or those of any of our current subsidiaries at any time during the past three years, and (3) is able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, the Board has determined that Mr. Lee is financially literate and financially sophisticated, as those terms are defined under the rules of Nasdaq, and is an “audit committee financial expert” as defined by applicable SEC rules.

Compensation Committee

The Compensation Committee consisted of Messrs. Scher and Lee in the Last Fiscal Year. Mr. Scher is the Chairperson of the Compensation Committee. The Compensation Committee held three (3) meetings during the Last Fiscal Year.  The Compensation Committee discharges the Board’s responsibilities related to compensation of the Company’s executive officers and administers the Company’s incentive and equity compensation plans. The Compensation Committee also is responsible for evaluating and making recommendations to the Board regarding director compensation. In addition, the Compensation Committee is responsible for conducting an annual risk evaluation of the Company’s compensation practices, policies and programs.

Pursuant to the authority granted under its charter, the Compensation Committee has engaged Willis Towers Watson (“Towers Watson”) as its independent compensation consultant to advise on executive and director compensation matters. Towers Watson reports directly to the Committee, and the Committee has the sole power to terminate or replace Towers Watson at any time. As part of its engagement, the Committee has directed Towers Watson to work with members of management to obtain information necessary for Towers Watson to evaluate management’s recommendations to the Committee. Towers Watson also meets with the Committee during its regular meetings, in executive session (where no members of management are present), and with the Committee chair and other members of the Committee outside of the Committee’s regular meetings. As part of its engagement in 2016, the Committee directed Towers Watson to work with our Human Resources department, our General Counsel, and other members of management to obtain information necessary for Towers Watson to form recommendations and evaluate management’s recommendations to the Committee. Towers Watson evaluated the Company’s peer group composition, evaluated compensation levels at the peer group companies, assessed management’s proposed base and incentive (cash and equity) compensation for Company executives and senior management, advised on the framework for the Company’s long-term incentive awards, and assessed director compensation and compensation structure.

During 2016, Towers Watson did not perform any other services for the Company. The Compensation Committee believes that there is no conflict of interest based on any prior relationship with Towers Watson. In reaching this conclusion, our Compensation Committee considered the factors set forth in the SEC and Nasdaq rules regarding compensation advisor independence.

Nominating Committee

The Nominating Committee consisted of Messrs. Lee and Scher in the Last Fiscal Year. Mr. Scher is the Chairperson of the Nominating Committee. The Nominating Committee held two (2) meetings during the Last Fiscal Year. The Nominating Committee serves for the purpose of selecting, evaluating, and recommending to the Board qualified candidates for election or appointment to the Board, including by identifying individuals qualified to become Board members and members of Board committees; recommending to the Board director nominees for the next annual meeting of shareholders or for appointment to vacancies on the Board; and identifying and recommending to the Board individuals to serve as officers of the Company.

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There are no specific minimum qualifications that the Nominating Committee believes must be met by a Nominating Committee-recommended director nominee. However, the Nominating Committee believes that director candidates should, among other things, possess high degrees of integrity and honesty; have literacy in financial and business matters; have no material affiliations with direct competitors, suppliers or vendors of the Company; and preferably have experience in the Company’s business and other relevant business fields (for example, finance, accounting, law and banking). The Nominating Committee considers diversity together with the other factors considered when evaluating candidates but does not have a specific policy in place with respect to diversity.

Members of the Nominating Committee meet in advance of each of the Company’s annual meetings of shareholders to identify and evaluate the skills and characteristics of each director candidate for nomination for election as a director of the Company. The Nominating Committee reviews the candidates in accordance with the skills and qualifications set forth in the Nominating Charter and the rules of the Nasdaq. There are no differences in the manner in which the Nominating Committee evaluates director nominees based on whether or not the nominee is recommended by a shareholder.

Director Nominations

The Nominating Committee will consider any candidates recommended by shareholders. In considering a candidate submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board and the qualifications of the candidate. Nevertheless, the Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and/or the Board does not perceive a need to increase the size of the Board. Shareholders should submit any recommendations of director candidates for the Company’s 2018 Annual Meeting of Shareholders to the Company’s Secretary, Edward Smolyansky, at 6431 Oakton Street, Morton Grove, Illinois 60053, (847) 967-1010 in accordance with the procedures set forth above under the heading “Deadline for Receipt of Shareholder Proposals to be Presented at Next Annual Meeting.”

Website Access to Corporate Governance Documents

We have adopted a Code of Ethics applicable to all members of the Board, executive officers, and employees, including our principal executive officer and principal financial officer. Current committee charters and the Code of Ethics are available on the Company’s website at www.lifewaykefir.com. Information contained on the website is not incorporated by reference in, or considered part of, this Proxy Statement.

Certain Relationships and Related Party Transactions

We have determined that there were no related party transactions in excess of $120,000 since January 1, 2015, or currently proposed, involving the Company except for the consulting arrangement with Ludmila Smolyansky, the Company’s Chairperson of the Board, as further discussed in footnote 1 to the Directors’ Compensation table and as set forth below.

On March 14, 2016, the Company entered into an endorsement agreement (the "Endorsement Agreement") with Mrs. Smolyansky that was effective January 1, 2016.  Under the terms and conditions of the Endorsement Agreement, Mrs. Smolyansky grants an unlimited, perpetual, non-exclusive, worldwide and, except as set forth therein, royalty free, right to use, reuse, publish, reproduce, perform, copy, create derivative works, exhibit, broadcast and display Mrs. Smolyansky's name, image and likeness in Marketing Materials (as defined in the Agreement). As consideration for such license, the Company agrees to pay Mrs. Smolyansky a royalty equal to $0.02 for each Company product or item sold by Lifeway during each calendar month bearing Mrs. Smolyansky's first name, last name or other identifying personal characteristics; provided however that such royalty will not exceed $50,000 in any month and such royalty payments will cease upon the death of Mrs. Smolyansky.

On March 18, 2016, the Company entered into a consulting agreement (the “Consulting Agreement”) with Mrs. Smolyansky that was effective January 1, 2016. Under the terms and conditions of the Agreement, Mrs. Smolyansky will continue to provide consulting services with respect to our business strategy, international expansion and product management and expansion for which the Company will pay Mrs. Smolyansky an aggregate of $1,000,000 annually and prorated amounts for periods shorter than a year. The Consulting Agreement is terminable by either party on ten days’ prior written notice.

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OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the April 17, 2017, the Record Date, the Company’s directors and “Named Executive Officers” (“NEOs”) beneficially own, directly or indirectly, in the aggregate, approximately 49.8% of its outstanding Common Stock. These shareholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s shareholders, including the two proposals set forth in this Proxy Statement as well as approvals of mergers or other business combinations.

The following table sets forth as of the Record Date, certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s NEOs, and (iv) all of the Company’s directors and executive officers as a group.

COMMON STOCK
	Shares Beneficially Owned (b)
Name and Address (a)	Number		Percent
Ludmila Smolyansky	6,771,576	(c)	41.92%
Julie Smolyansky	1,019,068	(d)	6.31%

Edward Smolyansky	756,707	(e)	4.68%
John Waldron	2,000		*

Renzo Bernardi	14,900		*
Pol Sikar	3,000		*
Paul Lee	0		–
Jason Scher	0		–

Danone Foods, Inc. 100 Hillside Avenue White Plains, NY 10603-2861	3,454,756	(f)	21.39%

All directors and executive officers as a group (8 persons)	8,050,188	(g)	49.83%

___________

*     Less than 1%

(a)	Unless otherwise indicated, the business address of each person named in the table is c/o Lifeway Foods, Inc., 6431 Oakton St., Morton Grove, IL 60053.
(b)	Applicable percentage of ownership is based on 16,154,095 shares of Common Stock outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Common Stock shown.
(c)	Includes (i) 6,754,233 shares held by the Ludmila Smolyansky Trust 2/1/05, of which Mrs. Smolyansky is the trustee and (ii) 17,343 shares held by The Smolyansky Family Foundation, of which Mrs. Smolyansky is the trustee. Includes an aggregate of 2,855,478 shares of common stock subject to pledge in accordance with the terms and conditions of a full recourse loan agreement with a lender.

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(d)	Includes (i) 16,920 shares held by Ms. Smolyansky on behalf of minor children, (ii) 2,886 shares held by Ms. Smolyansky’s spouse and (iii) 500,000 shares held by Smolyansky Family Holdings, LLC (the “Smolyansky LLC”) of which Ms. Smolyansky beneficially owns 50%. Ms. Smolyansky shares the power to vote and dispose of the shares held by the Smolyansky LLC with Mr. Smolyansky. Ms. Smolyansky disclaims beneficial ownership of the shares held by the Smolyansky LLC except to the extent of any pecuniary interest therein.

(e)	Includes 500,000 shares held by the Smolyansky LLC of which Mr. Smolyansky beneficially owns 50%. Mr. Smolyansky shares the power to vote and dispose of the shares held by the Smolyansky LLC with Ms. Smolyansky. Mr. Smolyansky disclaims beneficial ownership of the shares held by the Smolyansky LLC except to the extent of any pecuniary interest therein. Includes an aggregate of 116,081 shares of common stock subject to pledge in accordance with the terms and conditions of a brokerage firm’s customary margin account requirements.

(f)	Based on information known to the Company.
(g)	Includes (i) 6,754,233 shares held by the Ludmila Smolyansky Trust 2/1/05, of which Ludmila Smolyansky is the trustee, (ii) 17,343 shares held by The Smolyansky Family Foundation, of which Ludmila Smolyansky is the trustee, (iii) 16,290 shares held by Julie Smolyansky on behalf of minor children, (iv) 2,886 shares held by Julie Smolyansky’s spouse and (iii) 500,000 shares held by the Smolyansky LLC of which Julie Smolyansky and Edward Smolyansky each beneficially owns 50%.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

The Company’s executive officers are Ms. Julie Smolyansky, Chief Executive Officer, President and a member of the Board; Mr. Edward Smolyansky, Chief Operating Officer, Treasurer, and Secretary and nominee to the Board; Mr. John Waldron, Chief Financial Officer and Chief Accounting Officer; Mr. Douglas Hass, General Counsel and Assistant Secretary; and Ms. Jennifer Reilly, Senior Executive Vice President of Sales. Biographical information for Mrs. Smolyansky, Ms. Smolyansky, and Mr. Smolyansky is included above in Proposal One.

JOHN P. WALDRON, 52, is the Chief Financial and Accounting Officer of the Company. He joined the Company as Vice President of Finance in July 2015, became Chief Financial Officer on January 1, 2016, and became Chief Accounting Officer on August 8, 2016. Prior to his employment at the Company, Mr. Waldron was a financial consultant at Tatum during 2015, counseling a large public company on effective controllership capabilities. Previously, Mr. Waldron was Vice President, Controller and Chief Accounting Officer at Campbell Soup Company from 2011 to 2013 and Vice President, Controller and Chief Accounting Officer of Navistar from 2006 to 2010. Prior to 2006, Mr. Waldron held various financial leadership positions with private and public companies including RR Donnelley, the Follett Corporation, Dominick’s Supermarkets and Terrific Promotions. Mr. Waldron began his career at Arthur Andersen and he is a graduate of Loyola University of Chicago.

DOUGLAS A. HASS, 41, is the General Counsel and Assistant Corporate Secretary of the Company. He has more than twenty years of legal, management, and operations experience, centered on technology-intensive businesses. He joined the Company as Legal Counsel in March 2016 from international law firm DLA Piper LLP (US) and became General Counsel and Assistant Corporate Secretary in November 7, 2016. From 2009 through 2016, in private practice, Mr. Hass advised and represented a wide range of federal and state government and public and privately-held clients on a variety of labor and employment, corporate, technology/new media issues, and associated corporate law and litigation issues. From 1998 until 2006, Mr. Hass was Chief Operations Officer at ImageStream, a multinational telecommunications and Internet networking equipment manufacturer. Prior to 1998, Mr. Hass was Vice President and Partner at Skye/net, a major Midwest-based Internet service provider. He holds a Juris Doctor from Indiana University Maurer School of Law in Bloomington, Indiana.

JENNIFER REILLY, 43, is the Senior Executive Vice President of Sales of the Company. Prior to joining Lifeway, Ms. Reilly led the National Accounts and Sales Planning Teams for Quaker Foods, a division of PepsiCo that generated over $3 billion in sales annually. Prior to this position, she was the Vice President of PepsiCo Warehouse Sales’ regional grocery business in the U.S. In this role, she led the field sales and retail execution teams managing Gatorade, Tropicana, Quaker, Müller, Naked and Emerging Brands across six regions within the U.S. In addition, Ms. Reilly held several headquarters & field sales roles during her 11-year tenure with PepsiCo. Prior to PepsiCo, Ms. Reilly spent nine years with Colgate-Palmolive holding key customer management roles including Target, Dollar General, Associated Wholesale Grocers and Valu Merchandisers.

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Named Executive Officers

The following table sets forth certain information concerning compensation received by the Company’s NEOs, consisting of the Company’s Chief Executive Officer and the two other most highly paid executive officers for services rendered in all capacities during the Last Two Fiscal Years.

Summary Compensation Table
Name and Principal Position(s)	Year	Salary ($)	Bonus ($)	Option Awards ($)		Nonequity incentive plan compensation ($)	All Other Compensation ($)		Total ($)
Julie Smolyansky	2016	$1,000,000	–	–		$860,000	$41,867	(1)	$1,901,867
Chief Executive officer and President	2015	$1,338,789	$146,244	–		–	$113,967	(2)	$1,599,000
Edward Smolyansky	2016	$1,000,000	–	–		$860,000	$43,946	(3)	$1,903,946
Chief Operating Officer, Secretary, and Treasurer	2015	$1,485,014	$144,165	–		–	$158,194	(4)	$1,643,208
John Waldron	2016	$325,000	$75,000	$26,340	(5)	–	$10,600	(6)	$436,940
Vice President of Finance and Chief Financial and Accounting Officer (8)	2015	$137,500	$37,000	–		–	$11,987	(7)	$186,487

(1)	Includes (a) $10,600 representing the Company’s matching contributions to the 401(k) plan on behalf of Ms. Smolyansky and (b) $27,466 of payments related to personal usage of a Company leased vehicle by Ms. Smolyansky.

(2)	Consists of (a) $22,301 treated as compensation to Ms. Smolyansky under a non-accountable expense plan, (c) $19,370 of lease payments related to personal usage of a Company leased vehicle by Ms. Smolyansky and (d) a one-time payment of income taxes equal to $61,696 by the Company on Ms. Smolyansky’s behalf.

(3)	Consists of (a) $10,600 representing the Company’s matching contributions to the 401(k) plan on behalf of Mr. Smolyansky, (b) $26,637 of payments related to personal usage of a Company leased vehicle by Mr. Smolyansky and (c) $6,709 treated as compensation to Mr. Smolyansky under a non-accountable expense plan.

(4)	Consists of (a) $22,378 treated as compensation to Mr. Smolyansky under a non-accountable expense plan, (b) $19,370 of lease payments related to personal usage of a Company leased vehicle by Mr. Smolyansky and (d) a one-time payment of income taxes equal to $105,846 by the Company on Mr. Smolyansky’s behalf.

(5)	The amounts reported in this column represent the grant date fair value of the option awards granted in fiscal 2016, calculated in accordance with FASB ASC Topic 718. The assumptions we used in calculating these amounts are included in Note 12 to the Consolidated Financial Statements in our 2016 Form 10-K. No option awards were granted during fiscal 2015.

(6)	Consists of $10,600 representing the Company’s matching contributions to the 401(k) plan on behalf of Mr. Waldron.

(7)	Consists of (a) $7,500 reimbursed to Mr. Waldron for legal fees incurred in connection with negotiating his employment agreement and (b) $ 4,487 representing the Company’s matching contributions to the 401(k) plan on behalf of Mr. Waldron.

(8)	Mr. Waldron served as our Vice President of Finance from July 2015 through December 2015, was appointed as our Chief Financial Officer effective January 1, 2016, and as our Chief Accounting Officer effective August 8, 2016.

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Incentive Plan Program

Our NEOs and other key employees designated by the Compensation Committee are eligible to receive nonequity awards and awards of Performance Units under the Omnibus Plan, the latter of which will result in grants of Performance Shares with time-based vesting requirements if the Company exceeds specified financial performance criteria set by the Committee. The amount and value of the awards depend on the Company’s performance relative to the performance goals approved by the Committee at the beginning of the Performance Period. The 2016 and 2017 Performance Unit cycles have one-year Performance Periods for all plan participants except the CEO and COO. The 2016 and 2017 Performance Unit cycles for the CEO and COO have both quarterly and semi-annual Performance Periods.

Under the Performance Unit program, assuming above-minimum threshold performance, time-based Performance Shares will be granted to the eligible participants, including NEOs, pursuant to the Omnibus Plan and the terms and conditions of the applicable award agreements. No Performance Units or Performance Shares were awarded to executive officers in 2016. Beginning with the 2017 performance period, Performance Unit awards granted to eligible participants will vest, if at all, 1/3 one year after the grant is made and following the completion of the Performance Period; 1/3 in the following year, more than one full year following the completion of the Performance Period; and 1/3 in the third year, more than two full years following the completion of the Performance Period. The Compensation Committee believes that the post-performance period vesting feature of the Performance Units provides an important mechanism that helps to retain NEOs and other key employees and to align their interests with long-term shareholder value.

The following table outlines the Performance Periods and performance measures and the Compensation Committee’s rationale for their selection:

Performance Periods	2016 and 2017
Performance Measures	Net revenue Adjusted EBITDA(1)
Compensation Committee Rationale

The Committee believes these measures are key drivers of our long-term success and shareholder value, and directly affected by the decisions of the Company’s management.

The Adjusted EBITDA measure is used to help ensure that leaders are accountable for driving profitable growth, and making appropriate tradeoffs between investments that increase operating expense and future growth in revenue.

(1)	“Adjusted EBITDA” is not defined under U.S. generally accepted accounting principles (“GAAP”) and is not a deemed alternative to measure performance under GAAP. EBITDA is defined as net income before income taxes, net interest expense, depreciation and amortization, impairment of long lived assets, stock-based compensation and similar items.

The Compensation Committee seeks to set target sales and target profit goals that are challenging but not unreasonable. In 2016, Ms. Smolyansky and Mr. Smolyansky each earned $860,000 in nonequity incentive compensation based on the Company achieving certain net revenue and adjusted EBITDA goals set by the Compensation Committee for fiscal year 2016 Performance Periods. The Committee approved the Performance Measures for each Performance Period in 2016 tied to four payout tiers: 100% of goal (threshold), 105% of goal, 120% of goal, and 140% of goal. Had the Company achieved the fourth payout tier (that is 140% of the threshold goal) for each of the 2016 Performance Periods, Ms. Smolyansky and Mr. Smolyansky each would have earned the maximum incentive compensation of $2,000,000. Based on the Company’s 2016 financial performance, Ms. Smolyansky and Mr. Smolyansky achieved the second payout tier of the net revenue measure in the first quarter of 2016 and the first payout tier in each of the remaining three quarters of 2016. Further, based on the Company’s 2016 financial performance, Ms. Smolyansky and Mr. Smolyansky achieved the fourth payout tier for the first semi-annual adjusted EBITDA measure and the second payout tier for the second semi-annual adjusted EBITDA measure.

The likelihood of our NEOs and other key employees receiving nonequity and equity incentive awards in 2017 is dependent on our 2017 financial results, which in turn are dependent on many other factors.  As demonstrated by the incentive payouts for 2016, the Company seeks to have target financial goals that maintain a consistent level of difficulty in achieving the full target bonus from year to year. Therefore, over time the Company expects our NEOs and other key employees to achieve bonuses in some years and not achieve bonuses in other years.

Employment agreements, severance, and change-in-control arrangements between the Company and Named Executive Officers

NEO Employment Agreements and Compensation Arrangements

Julie Smolyansky has an employment agreement (the “Employment Agreement”) with the Company pursuant to which she serves as Chief Executive Officer. Pursuant to the Employment Agreement, Ms. Smolyansky is entitled to an annual base salary and an annual bonus subject to such incentive bonus targets and plans which the Company may adopt from time to time. In 2016 and 2017, Ms. Smolyansky was entitled to receive an annual base salary of $1,000,000, an amount that the Compensation Committee reviews annually. In 2016 and 2017, the Compensation Committee has set bonus targets in compliance with its Omnibus Plan and applicable IRS regulations governing performance-based compensation. In the event that (a) Ms. Smolyansky is terminated other than for Cause (as defined therein) or (b) Ms. Smolyansky terminates her employment for Good Reason (as defined therein) or death, then Ms. Smolyansky is entitled to a lump sum payment consisting of (y) twice her then-current base salary and (z) the aggregate of the annual bonus for which she is then eligible under the Employment Agreement and any plans.

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Edward Smolyansky serves as Chief Operating Officer of the Company and is not subject to an employment agreement. Pursuant to the terms of his employment set by the Compensation Committee, Mr. Smolyansky is entitled to an annual base salary and an annual bonus subject to such incentive bonus targets and plans which the Company may adopt from time to time. In 2016 and 2017, Mr. Smolyansky was entitled to receive an annual base salary of $1,000,000, an amount that the Compensation Committee reviews annually. In 2016 and 2017, the Compensation Committee has set bonus targets in compliance with its Omnibus Plan and applicable IRS regulations governing performance-based compensation. Mr. Smolyansky is not subject to any severance or change-in-control arrangements.

John Waldron serves the Company pursuant to an employment agreement dated as of April 21, 2017. The agreement is effective for a term of one year from January 1, 2017 and renews automatically for successive terms of one year, unless pursuant to the agreement it is terminated earlier or the Compensation Committee gives timely notice of non-renewal. Mr. Waldron’s base salary was $325,000 in 2016, is $400,000 in 2017, and is subject to annual review by the Compensation Committee. Pursuant to the agreement, Mr. Waldron is also eligible for certain cash, equity and other incentive awards, in the sole discretion of the Board, based on the satisfaction of certain pre-established performance goals established by the Compensation Committee. In 2016 and 2017, the Compensation Committee has set bonus targets in compliance with its Omnibus Plan and applicable IRS regulations governing performance-based compensation. The Company may terminate Mr. Waldron’s employment for any lawful reason, with or without Cause, and Mr. Waldron may resign for or without Good Reason (each as defined in the employment agreement).

Pursuant to his employment agreement, Mr. Waldron, upon Non-Renewal, termination without Cause, or by his resignation with Good Reason (as defined in the employment agreement), will be entitled to certain payments and benefits shown in the tables below. Receipt of any severance amounts under Mr. Waldron’s employment agreement is conditioned on execution of an enforceable general release of claims in a form satisfactory to the Company.

John Waldron: Summary of payments and benefits due after termination of employment

	Non-Renewal	Termination without Cause or for Good Reason	Termination for Cause or Without Good Reason
Base Salary	3 months after termination date	The remainder of the term or 6 months, whichever is greater	Through termination date
Bonus Payments	Greater of (i) bonus for fiscal year of termination date (ii) bonus paid for fiscal year prior to termination date	Greater of (i) bonus for fiscal year of termination date (ii) bonus paid for fiscal year prior to termination date	None
Outstanding Equity Awards	Vested but unsettled outstanding equity awards	Accelerated vesting of all outstanding equity awards	Vested but unsettled outstanding equity awards
Health Insurance	None	Company-paid COBRA premiums through the earliest of (i) six calendar months after termination date, (ii) the date executive becomes eligible for group health insurance through another employer, or (iii) the date executive ceases to be eligible for COBRA coverage	None
Financial Services or Transition-Related	None	$10,000	None

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Omnibus Plan Change of Control Provisions

Pursuant to Article 16.1 and 16.2 of the Omnibus Plan, if, prior to the vesting date of an Award under the Omnibus Plan, a Change of Control and the NEO receives neither (i) receives a Replacement Award nor (ii) payment for the cancellation and termination of the Award, then all then-outstanding and unvested Stock Options, Stock Appreciation Rights, and Awards whose vesting depends merely on the satisfaction of a service obligation by the NEO shall vest in full and be free of vesting restrictions.

Pursuant to Article 16.3 of the Omnibus Plan, upon an NEOs termination of employment other than for Cause in connection with or within two years after a Change of Control, then (i) all Replacement Awards shall become fully vested and (if applicable) exercisable and free of restrictions, and (ii) all Stock Options and Stock Appreciation Rights held by the NEO on the date of termination that were held on the date of the Change of Control shall remain exercisable for the term of the Stock Option or Stock Appreciation Right.

Capitalized terms used in this section but not defined herein have the meanings assigned to them in the Omnibus Plan.

There are no other agreements with the NEOs that provide for payments in connection with resignation, retirement, termination of employment or change in control other than the Employment Agreements described above.

Equity Compensation Plans

The following table sets forth certain information, as of December 31, 2016, regarding the shares of Lifeway’s Common Stock authorized for issuance under the Plan.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	47,000	$10.45	3,435,775
Equity compensation plans not approved by security holders	0	$0	—
Total	47,000	$10.45	3,435,775

On March 29, 2016, the Company filed a registration statement on Form S-8 with the Securities and Exchange Commission in connection with the Plan covering 3,500,000, as adjusted, shares of its Common Stock. The Plan was adopted by the Company on December 14, 2015. Pursuant to such Plan, the Company may issue common stock, options to purchase common stock, stock appreciation rights, restricted stock, restricted stock units, performance units, performance shares, cash based awards and other stock based awards to employees of the Company. There were a total of 3,435,775 shares eligible for issuance under the Plan at December 31, 2016. The option price, number of shares, grant date, and vesting terms of awards granted under the Plan are determined at the discretion of the Company’s Compensation Committee.

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Outstanding Equity Awards at December 31, 2016

The following table sets forth information regarding outstanding equity awards held by our named executive officers at December 31, 2016.

Option Awards

Name	Number of Securities Underlying Unexercised Options Exercisable(1)	Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date
John Waldron	0(2)	6,000	$ 11.10	01/01/2026

_____________________

(1)	Options to Purchase Shares of Common Stock
(2)	Of this grant, 2,000 shares vested on January 1, 2017 and 1,000 vest on January 1 of each of 2018, 2019, 2020 and 2021.

Clawbacks

Any incentive-based compensation received by Participant from the Company hereunder or otherwise shall be subject to recovery by the Company in the circumstances and manner provided in any applicable clawback policy that may be adopted or implemented by the Company and in effect from time to time on or after the date hereof, and Participant shall effectuate any such recovery at such time and in such manner as the Company may specify. For purposes of this Agreement, “clawback policy” means and includes any policy of the type contemplated by Section 10D of the Securities Exchange Act, any rules or regulations of the Securities and Exchange Commission adopted pursuant thereto, or any related rules or listing standards of any national securities exchange or national securities association applicable to the Company.

The Committee has not adopted a specific clawback policy but provides in all incentive-based compensation awards that it may clawback any such compensation. Persons receiving incentive-based compensation awards are notified that, within three years of the end of the Performance Period at issue, if the Company restates its financial results with respect to the Company’s performance during the Performance Period to correct a material error that the Committee determines is the result of fraud or intentional misconduct, then the Committee may require the person who received the incentive-based compensation to repay to the Company all income, if any, derived from that award.

Director Compensation for the Fiscal Year Ended December 31, 2016

Name	Cash		Other Compensation		Total
Ludmila Smolyansky	$1,600,000	(1)	$5,109	(2)	$1,605,109
Pol Sikar	$101,500		$–		$101,500
Renzo Bernardi	$27,500		$–		$27,500
Mariano Lozano	$–		$–		$–
Paul Lee	$237,000		$–		$237,000
Jason Scher	$233,000		$–		$233,000

(1)	Of the Fees Paid in Cash, (a) $1,000,000 represents the annual fees paid to Mrs. Smolyansky for her services as a consultant to the Company on strategic matters including, without limitation, plans and strategies for geographic expansion and development of recipes and new products, and new product and facility acquisition; and (b) $600,000 represents royalty payments as discussed further in “Certain Relationships and Related Party Transactions.” Mrs. Smolyansky did not receive any additional retainer fees or other meeting attendance fees in her capacity as a director.

(2)	Represents the Company’s portion of the matching contributions to the Company’s 401(k) plan on behalf of Ludmila Smolyansky.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own more than 10% of its Common Stock to file reports of ownership and changes in ownership with the Commission and to furnish the Company with copies of all such reports they file. Based on the Company’s review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that none of its directors, executive officers or persons who beneficially own more than 10% of the Company’s Common Stock failed to comply with Section 16(a) reporting requirements in the fiscal year ended December 31, 2016.

AUDIT MATTERS

Audit Committee Report

In addition to fulfilling its responsibilities as set forth in its charter and further described above in “Committees of the Board – Audit Committee,” the Audit Committee has reviewed the Company’s audited financial statements for fiscal year 2016. Discussions about the Company’s audited financial statements included its independent registered public accounting firm’s judgments about the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates used in its financial statements, as well as other matters, as required by the Public Company Accounting Oversight Board and by our Audit Committee Charter. In conjunction with the specific activities performed by the Audit Committee in its oversight role, it issued the following report:

1.	The Audit Committee has reviewed and discussed the audited financial statements with management.

2.	The Audit Committee has discussed with the auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board regarding independent registered public accountants’ communications with Audit Committees.

3.	The Audit Committee has received a written report from the company's independent registered public accountants that they are not aware of any relationships between the registered public accounting firm and Lifeway that, in their professional judgment, may reasonably be thought to bear on their independence, as required by applicable requirements of the Public Company Accounting Oversight Board regarding independence. The Audit Committee has discussed with the independent registered public accountants the firm’s independence.

4.	Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2016 Form 10-K for filing with the SEC.

Respectfully Submitted,

AUDIT COMMITTEE

Paul Lee, Chairman

Jason Scher

Pol Sikar

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED FILED WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

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Independent Registered Public Accounting Firms and Fees

On August 20, 2015, the Company was notified by its independent registered public accounting firm, Crowe Horwath LLP (“Crowe”) that it would not stand for reappointment as its independent registered public accounting firm for 2015. The Company had engaged Crowe as the Company’s independent registered public accounting firm for the year ending December 31, 2014.

During the year ended December 31, 2014 and the subsequent interim period through August 20, 2015, there were no: (1) disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K except that, as disclosed in Item 9A of the Company's annual report on Form 10-K for its fiscal year ended December 31, 2014 (the "2014 Form 10-K"), the Company's President and Chief Executive Officer and its Chief Financial Officer concluded that the Company's internal controls were not effective because material weaknesses existed in the Company's internal control over financial reporting.

The audit report of Crowe on the effectiveness of internal control over financial reporting as of December 31, 2014 contained an adverse opinion but it did not contain a disclaimer of opinion nor was it modified or qualified as to the uncertainty, audit scope, or accounting principles. The adverse opinion as of December 31, 2014 was due to the effect of the material weaknesses and Crowe concluded in its audit report that the Company did not maintain effective internal control over financial reporting as a result of the material weaknesses reported in Item 9A of our 2014 Form 10-K.

The following table sets forth the aggregate fees billed by our independent registered public accounting firms for the fiscal years ended December 31, 2016 and 2015:

Type of Fees	2016		2015
(1) Audit Fees	$537,644	(1)	$1,093,172	(2)
(2) Audit-Related Fees	–		–
(3) Tax Fees	–		–
(4) All Other Fees	–		–
	$537,644		$1,093,172

(1)	Includes $514,695 paid to MHM for audit fees related to fiscal year 2016; as well as $9,223 paid to Crowe; and $13,726 paid to Plante Moran for audit fees related to fiscal years prior to 2016.

(2)	Includes $220,499 paid to MHM for audit fees related to fiscal year 2015; as well as $728,861 paid to Crowe and $143,812 paid to Plante Moran for audit fees related to fiscal years prior to 2015.

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees the Company paid to its independent registered public accountant for professional services for the audit of the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 included in Form 10-K, for the audit of our internal control over financial reporting, for the review of the unaudited financial statements included in Form 10-Qs within those fiscal years and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements; “tax fees” are fees for tax compliance, tax advice and tax planning; and “all other fees” are fees for any services not included in the first three categories. All of the services set forth in sections (1) through (4) above were approved by the Audit Committee in accordance with the Audit Committee Charter.

For the fiscal years ended December 31, 2016 and 2015, the Company retained certain other firms other than MHM for tax compliance, tax advice and tax planning.

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Pre-Approval of Audit and Non-Audit Services

The Company’s Audit Committee has adopted policies and procedures for pre-approving all non-audit work performed by its auditors. The policy sets forth the procedures and conditions for both pre-approval of audit-related services to be performed by its auditors (assurance and related services that are reasonably related to the performance of the auditors’ review of the financial statements or that are traditionally performed by the independent auditor) and specific pre-approval for all other services for the current fiscal year consistent with the SEC’s rules on auditor independence. The Audit Committee is asked to pre-approve the engagement of the independent auditor and the projected fees for audit services for the current fiscal year during the first quarter of each year.

Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee. In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether the service is consistent with maintaining the independence of the independent registered public accounting firm. The Audit Committee will also consider whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service to our Company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality. Specifically, the Audit Committee has not pre-approved the use of MHM for non-audit services. There was no non-audit work performed by MHM for the fiscal years ended December 31, 2016 or December 31, 2015.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Douglas A. Hass
Douglas A. Hass
General Counsel and Assistant Corporate Secretary

Chicago, Illinois

Date: May 1, 2017

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LIFEWAY FOODS, INC. ATTN: LEGAL DEPARTMENT 6101 WEST GROSS POINT RD. NILES, IL 60714

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of 2017 Annual Meeting of Stockholders, Proxy Statement and 2016 Annual Report to Stockholders, which includes our Annual Report on Form 10-K, are available at www.proxyvote.com

LIFEWAY FOODS, INC.

Annual Meeting of Shareholders

June 16, 2017 2:00 PM

This proxy is solicited by the Board of Directors

The undersigned, revoking all prior proxies, hereby constitutes and appoints Julie Smolyansky or Edward Smolyansky, true and lawful agents and proxies with full power of substitution in each, to attend the Annual Meeting of Stockholders of Lifeway Foods, Inc. to be held at the Holiday Inn, 5300 W. Touhy Avenue, Skokie, Illinois at 2:00 p.m. local time, on June 16, 2017, and at any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" PROPOSAL 2. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side

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